Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, James W. Stratton, Chief Executive Officer of The Stratton Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 26, 2004	/s/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

I, James A. Beers, Chief Financial Officer of The Stratton Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 26, 2004	/s/ JAMES A. BEERS
James A. Beers, Chief Financial Officer
(principal financial officer)